Exhibit 10.1

EXECUTION VERSION

INCREMENTAL ASSUMPTION AGREEMENT

dated as of December 19, 2012,

relating to the

AMENDED AND RESTATED SENIOR SECURED REVOLVING CREDIT AGREEMENT

dated as of February 22, 2011,

among

FIFTH STREET FINANCE CORP.,

as Borrower,

The Several Lenders and Agents

from Time to Time Parties Thereto,

and

ING CAPITAL LLC,

as Administrative Agent

INCREMENTAL ASSUMPTION AGREEMENT, dated as of December 19, 2012 (this “Assumption Agreement”), by and among FIFTH STREET FINANCE CORP. (the “Borrower”), FSFC Holdings, Inc. (“FSFC”), Fifth Street Fund of Funds LLC (“Fifth Street”; collectively with FSFC, the “Subsidiary Guarantors”), ING CAPITAL LLC, in its capacity as Administrative Agent (the “Administrative Agent”) and as Issuing Bank, and STAMFORD FIRST BANK, A DIVISION OF THE BANK OF NEW CANAAN, as assuming lender (the “Assuming Lender”) relating to the AMENDED AND RESTATED SENIOR SECURED REVOLVING CREDIT AGREEMENT dated as of February 22, 2011 (as amended by the Amendment No.1 to the Amended and Restated Senior Secured Revolving Credit Agreement and Amendment No. 2 to the Guarantee, Pledge and Security Agreement dated as of July 8, 2011, that certain Waiver Letter, dated as of August 3, 2011, that certain Amendment No. 2 to Amended and Restated Senior Secured Revolving Credit Agreement, dated as of November 29, 2011, that certain Amendment No. 3 to Amended and Restated Senior Secured Revolving Credit Agreement, dated as of February 29, 2012, that certain Amendment No. 4 to Amended and Restated Senior Secured Revolving Credit Agreement, dated as of November 30, 2012, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the Borrower, the Administrative Agent and the several banks and other financial institutions or entities from time to time party to the Credit Agreement.

A. The Borrower has requested that the Assuming Lender provide an additional Commitment in an aggregate amount equal to $5,000,000 (the “Incremental Commitment”) pursuant to Section 2.07(f) of the Credit Agreement.

B. The Assuming Lender is willing to make such an Incremental Commitment to the Borrower on the terms and subject to the conditions set forth herein and in the Credit Agreement.

Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1. Defined Terms; Interpretation; Etc. Capitalized terms used and not defined herein shall have the meanings assigned to such terms in the Credit Agreement. The rules of construction set forth in Section 1.03 of the Credit Agreement shall apply equally to this Assumption Agreement. This Assumption Agreement shall be a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.

SECTION 2. Incremental Commitment. (a) Pursuant to Section 2.07(f) of the Credit Agreement and subject to the terms and conditions hereof, the Assuming Lender hereby agrees to make the Incremental Commitment to the Borrower effective on and as of the Effective Date (as defined below). The Incremental Commitment shall constitute an additional “Commitment” for all purposes of the Credit Agreement and the other Loan Documents.

(b) The terms of the Incremental Commitment shall be the same as the other Commitments made under the Credit Agreement.

(c) On the Effective Date, in connection with the adjustments to any outstanding Loans and participation interests contemplated by Section 2.07(f)(iv) of the Credit Agreement, the Assuming Lender shall make a payment to the Administrative Agent, for account of the other Lenders, in an amount calculated by the Administrative Agent in accordance with such section, so that after giving effect to such payment and to the distribution thereof to the other Lenders in accordance with such section, the Loans are held ratably by the Lenders in accordance with the respective Commitments of such Lenders (after giving effect to the Incremental Commitment and any other Commitment Increases, if any, occurring on the date hereof).

(d) As of the Effective Date, the Assuming Lender shall become a Lender under the Credit Agreement and shall have all rights and obligations of a Lender under the Credit Agreement and any other document or instruments delivered pursuant thereto.

SECTION 3. Conditions Precedent to Incremental Commitment. This Assumption Agreement, and the obligations of the Assuming Lender to make the Incremental Commitment, shall become effective on and as of the Business Day (the “Effective Date”) occurring on or before December 19, 2012 on which the following conditions precedent have been satisfied:

(a) the Administrative Agent shall have received counterparts of this Assumption Agreement that, when taken together, bear the signatures of the Borrower, the Subsidiary Guarantors, the Administrative Agent and the Assuming Lender;

(b) on the date hereof, each of the conditions set forth or referred to in Section 2.07(f)(i) of the Credit Agreement shall be satisfied, and pursuant to Section 2.07(f)(ii)(x) of the Credit Agreement the Administrative Agent shall have received a certificate of a duly authorized officer of the Borrower dated the date hereof certifying as to the foregoing;

(c) the Administrative Agent shall have received for the account of the Lenders the amounts, if any, payable under Section 2.14 of the Credit Agreement as a result of the adjustments of Borrowings pursuant to Section 2(c) of this Assumption Agreement; and

(d) the Assuming Lender shall have received all documented fees and expenses related to this Assumption Agreement owing on the date hereof, including an up-front fee in an amount equal to 0.45% of the Increased Commitment, due to the Assuming Lender on the date hereof.

SECTION 4. Representations and Warranties of the Borrower. To induce the other parties hereto to enter into this Assumption Agreement, the Borrower represents and warrants to the Administrative Agent and the Assuming Lender that, as of the date hereof:

(a) This Assumption Agreement has been duly authorized, executed and delivered by the Borrower and the Subsidiary Guarantors, and constitutes a legal, valid and binding obligation of the Borrower and the Subsidiary Guarantors in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

(b) Each of the representations and warranties made by the Borrower and the Subsidiary Guarantors in or pursuant to the Loan Documents are true and correct in all material respects as if made on such date (except to the extent they relate specifically to an earlier date, in which case they are true and correct in all material respects as of such earlier date, and unless a representation or warranty is already qualified by materiality or by Material Adverse Effect, in which case it is true and correct in all respects).

(c) No Default or Event of Default has occurred and is continuing on the date hereof or shall result from the Incremental Commitment.

SECTION 5. Representations, Warranties and Covenants of the Assuming Lender. The Assuming Lender (a) represents and warrants that (i) from and after the Effective Date, it shall be bound by the provisions of the Credit Agreement as a Lender thereunder and, to the extent of the Incremental Commitment, shall have the obligations of a Lender thereunder, and (ii) it has received a copy of the Credit Agreement, together with such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assumption Agreement and to make the Incremental Commitment on the basis of which it has made such analysis and decision independently and without reliance on the Administrative Agent or any other Lender; and (b) agrees that (i) it will, independently and without reliance on the Administrative Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, make its own credit decisions in taking or not taking action under the Loan Documents, and (ii) it will continue to perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender.

SECTION 6. Consent and Reaffirmation. (a) Each Subsidiary Guarantor hereby consents to this Assumption Agreement and the transactions contemplated hereby, (b) the Borrower and each Subsidiary Guarantor agree that, notwithstanding the effectiveness of this Assumption Agreement, the Guarantee and Security Agreement and each of the other Security Documents continue to be in full force and effect, (c) the Borrower and each Subsidiary Guarantor acknowledge that the terms “Credit Agreement Obligations,” “Guaranteed Obligations” and “Secured Obligations” (each as defined in the Guarantee and Security Agreement) include any and all Loans made now or in the future by the Assuming Lender in respect of the Incremental Commitment and all interest and other amounts owing in respect thereof under the Loan Documents (including all interest and expenses accrued or incurred subsequent to the commencement of any bankruptcy or insolvency proceeding with respect to the Borrower, whether or not such interest or expenses are allowed as a claim in such proceeding), and (d) each Subsidiary Guarantor confirms its guarantee of the Guaranteed Obligations and the Borrower and each Subsidiary Guarantor confirm their grant of a security interest in their assets as Collateral for the Secured Obligations, all as provided in the Loan Documents as originally executed (and amended prior to the date hereof and supplemented hereby).

SECTION 7. Notices. All notices hereunder shall be given in accordance with the provisions of Section 9.01 of the Credit Agreement.

SECTION 8. Expenses. The Borrower agrees to pay all reasonable and documented out-of-pocket expenses incurred by the Administrative Agent in connection with this Assumption Agreement in accordance with the Credit Agreement, including the reasonable and documented fees, charges and disbursements of one outside counsel for the Administrative Agent.

SECTION 9. Counterparts. This Assumption Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same contract. Delivery of an executed counterpart of a signature page of this Assumption Agreement by facsimile or electronic transmission shall be as effective as delivery of a manually executed counterpart hereof.

SECTION 10. Applicable Law; Jurisdiction; Consent to Service of Process; Other. THIS ASSUMPTION AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS ASSUMPTION AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. THE PROVISIONS OF SECTION 9.09 OF THE CREDIT AGREEMENT (AND ALL OTHER APPLICABLE PROVISIONS OF ARTICLE IX OF THE CREDIT AGREEMENT) ARE HEREBY INCORPORATED BY REFERENCE.

SECTION 11. Headings. The headings of this Assumption Agreement are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

SECTION 12. No Third Party Beneficiaries. This Assumption Agreement is intended to be solely for the benefit of the parties hereto and is not intended to confer any benefits upon, or create any rights in favor of, any other person or entity. No person or entity other than the parties hereto shall have any rights under or be entitled to rely upon this Assumption Agreement.

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IN WITNESS WHEREOF, the parties hereto have caused this Assumption Agreement to be duly executed and delivered by their proper and duly authorized representatives as of the day and year first above written.

FIFTH STREET FINANCE CORP., as Borrower

By:
Name:
Title:

FSFC HOLDINGS, INC., as Subsidiary Guarantor

By:
Name:
Title:

FIFTH STREET FUND OF FUNDS LLC, as Subsidiary Guarantor

By:
Name:
Title:

[Signature Page to Incremental Assumption Agreement – SFB]

ING CAPITAL LLC, as Administrative Agent and as Issuing Bank

By:
Name:
Title:

[Signature Page to Incremental Assumption Agreement – SFB]

STAMFORD FIRST BANK, A DIVISION OF THE BANK OF NEW CANAAN, as Assuming Lender

By:
Name:
Title:

[Signature Page to Incremental Assumption Agreement – SFB]